                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                      8.375% SENIOR SECURED NOTES DUE 2009
                                       OF

                         GOLFSMITH INTERNATIONAL, INC.
                         UNCONDITIONALLY GUARANTEED BY

                     GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                                    AND THE


                             SUBSIDIARY GUARANTORS
               PURSUANT TO THE PROSPECTUS DATED            , 2003

     This form must be used by a holder of 8.375% senior secured notes due 2009 (the "Old Notes") of Golfsmith International, Inc., a Delaware corporation ("Golfsmith"), unconditionally guaranteed by Golfsmith International Holdings, Inc. and each of Golfsmith's domestic subsidiaries, who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" in the
Prospectus, dated          , 2003 (the "Prospectus") and in Instruction 1 to the
related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to those guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery before the Expiration Date of the Exchange Offer. Capitalized terms used but not defined in this notice have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
      CITY TIME,           , 2003 UNLESS EXTENDED (THE "EXPIRATION DATE").
                 The Exchange Agent for the Exchange Offer is:

                      U.S. BANK TRUST NATIONAL ASSOCIATION




      By Overnight Courier:                     By Mail:                           By Hand:
                                        (registered or certified
                                              recommended)
     U.S. Bank Trust National           U.S. Bank Trust National           U.S. Bank Trust National
                                              Association
           Association                  Corporate Trust Services                 Association
     Corporate Trust Services                P.O. Box 64485                Corporate Trust Services
   180 E. 5th Street, 4th Floor      St. Paul, Minnesota 55164-9549      100 Wall Street, 16th Floor
    St. Paul, Minnesota 55101          Attn: Specialized Finance           New York, New York 10005
      Attn: Shauna Thilmany,                                                Attn: Bond Drop Window
       Specialized Finance                   By Facsimile:                    Barbara A. Nastro
                                             (651)244-1537
                                         Attn: Shauna Thilmany
                                        To Confirm by Telephone:
                                             (651) 244-8112
                                            Shauna Thilmany


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:


     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to Golfsmith the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.


     The undersigned hereby tenders the Old Notes listed below:


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                                                             AGGREGATE PRINCIPAL AMOUNT
         CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD              REPRESENTED BY OLD NOTES       AGGREGATE PRINCIPAL
            NOTES OR ACCOUNT NUMBER AT THE DTC                     CERTIFICATE(S)              AMOUNT TENDERED
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                            PLEASE SIGN AND COMPLETE
Signatures of Registered Holder(s) or Authorized
Signatory: ----------------------------------------

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Name(s) of Registered Holder(s): ----------------------------------------

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                                Date: ---------------------------------------- ,
                                         2002

                               Address: ----------------------------------------

                                         Area Code and Telephone
                                    No. ----------------------------------------

     The Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must provide the following information.

                      Please print name(s) and address(es)

Name(s): ----------------------------------------

Capacity: ----------------------------------------

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Address(es): ----------------------------------------

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal, together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of those Old Notes into the Exchange Agent's account at DTC described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.


Name of firm
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Address
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                               (Include Zip Code)


Area Code and Tel. No.
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Authorized Signature
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Name
--------------------------------------------------------------------------------

                                 (Please Print)


Title
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Dated


------------------------------, 2003



DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY


     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth in this Notice of Guaranteed Delivery before the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder of Old Notes, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. As an alternative to delivery by mail the holders may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see the Prospectus and Instruction 1 of the Letter of Transmittal.



     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to in this Notice of Guaranteed Delivery, the signatures must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.


     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed or a participant of DTC whose name appears on a security position listing as the owner of the Old Notes, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the Old Notes or signed as the name of the participant is shown on DTC's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and submit with the Notice of Guaranteed Delivery evidence satisfactory to Golfsmith of the person's authority to so act.


     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus, the Letter of Transmittal or this Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in this Notice of Guaranteed Delivery and in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.